Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT
This Sixth Amendment to Credit Agreement (this “Amendment”) is dated as of February 6, 2014, and is between the Lenders identified on the signature pages hereof, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into a Credit Agreement dated as of July 13, 2011 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, including, without limitation, by that certain First Amendment to Credit Agreement dated as of September 7, 2012, that certain Limited Consent and Amendment to Loan Documents dated as of December 20, 2012, that certain Third Amendment to Credit Agreement dated as of May 15, 2013, that certain Fourth Amendment to Credit Agreement dated as of July 19, 2013, and that certain Fifth Amendment to Credit Agreement dated as of August 15, 2013, the “Credit Agreement”); and
WHEREAS, Boise Cascade desires that Agent and the Lenders (a) amend the LIBOR Rate and the terms for LIBOR Rate Loans and (b) amend certain other terms and provisions of the Credit Agreement as set forth herein. Agent and the Lenders are willing to make the foregoing amendments subject to the terms of this Amendment.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Credit Agreement.
2.    Amendment. Subject to the satisfaction of the conditions to the Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent and the Lenders hereby agree as follows:
(a)    The last sentence in Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Swing Loans shall be secured by Agent’s Liens, constitute Advances and Obligations hereunder, and bear interest in accordance with Section 2.12.”
(b)    The last sentence in Section 2.4(g)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Borrowers shall prepay any Advances outstanding on the Revolver Increase Effective Date to the extent necessary to keep the outstanding Advances ratable with any revised change in the Pro Rata Shares of the Lenders arising from any non-ratable increase in the Revolver Commitments under this Section 2.4(g).”
(c)    Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LIBOR Rate.
(a)    Interest and Interest Payment Dates. Except as provided in Section 2.3(d), Section 2.12(b), and Section 2.12(d)(ii), all Advances shall bear interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable in accordance with Section 2.6(d).
(b)    Conversion; Prepayment.
(i)    Borrowers may (A) convert LIBOR Rate Loans to Base Rate Loans at any time, or (B) prepay LIBOR Rate Loans at any time.
(ii)    Any written election made by a Borrower to convert a LIBOR Rate Loan to a Base Rate Loan or a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable and binding upon the Borrowers.
(iii)    At any time that an Event of Default has occurred and is continuing, at the written election of the Required Lenders, all LIBOR Rate Loans shall immediately be converted to Base Rate Loans.
(iv)    Any LIBOR Rate Loan which is converted to a Base Rate Loan pursuant to clause (i) above shall continue as a Base Rate Loan until the Administrative Borrower provides written notice that such Base Rate Loan shall be converted to a LIBOR Rate Loan. Such written notice shall be provided to Agent at least 1 Business Day prior to the date of conversion of such Base Rate Loan. Any LIBOR Rate Loan which is converted to a Base Rate Loan pursuant to clause (iii) above shall continue as a Base Rate Loan until the Event of Default is no longer continuing, at which time, it shall be converted to a LIBOR Rate Loan, unless otherwise elected by a Borrower.
(c)    [Intentionally Omitted].
(d)    Special Provisions Applicable to LIBOR Rate.
(i)    The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in Applicable Law (other than changes in laws relative to Taxes, which shall be governed by Section 16 and such matters governed by Section 2.11(c), Section 2.11(g), and Section 2.13 of this Agreement) occurring subsequent to the Closing Date, and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (y) require such Lender to furnish to Borrowers a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made.
(ii)    In the event that any change in any law, regulation, treaty, or directive, or any change therein or in the interpretation or application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue at the rate then applicable to Base Rate Loans, and (z) Borrowers shall not be entitled to have Advances bear interest based upon the LIBOR Rate until such Lender determines that it would no longer be unlawful or impractical to do so.
(e)    No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.”
(d)    Exhibit L-1 to the Credit Agreement is hereby deleted in its entirety.
(e)    The definition of “Base Rate” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Base Rate” means the greatest of (a) the Federal Funds Rate plus ½%, (b) the LIBOR Rate (which rate shall be calculated based upon a 1-month term and shall be determined on a daily basis), plus 1 percentage point, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.
(f)    The definition of “Funding Losses” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(g)    The definition of “Interest Period” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(h)    The definition of “LIBOR Deadline” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(i)    The definition of “LIBOR Notice” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(j)    The definition of “LIBOR Option” in Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety.
(k)    The definition of “LIBOR Rate” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“LIBOR Rate” means, as of any date of determination, the rate per annum appearing on Macro*World’s (https://capitalmarkets.mworld.com; the “Service”) Page BBA LIBOR - USD (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) on such date for U.S. Dollar deposits with a 30-day term and in an amount comparable to the amount of Obligations (other than undrawn Letters of Credit and Bank Product Obligations), which determination shall be conclusive in the absence of manifest error. The LIBOR Rate shall be determined and adjusted on a daily basis.
3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Amendment Effective Date and after giving effect to this Amendment, the representation and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and
(e)    that, as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.    Conditions. This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Agent, the Lenders, and Borrowers, and acknowledged by the Guarantor (such date, the “Amendment Effective Date”).
Agent’s delivery to Boise Cascade of a copy of this Amendment executed by all necessary parties described in this Section 4 shall be deemed evidence that the Amendment Effective Date has occurred.
5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(b)    This Amendment binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.
(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and the Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.

(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Sixth Amendment to Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to Sixth Amendment to Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender
By:    /s/ Daniel Whitwer
Name:    Daniel Whitwer
Title:    Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Lynn Gosselin
Name:    Lynn Gosselin
Title:    Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Peter S. Predun
Name:    Peter S. Predun
Title:    Executive Director

[Signature Page to Sixth Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Kevin J. Gimber
Name:    Kevin J. Gimber
Title:    Assistant Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature Page to Sixth Amendment to Credit Agreement]